SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.   20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 23, 2002

THE MANITOWOC COMPANY, INC.
(Exact name of registrant as specified in its charter)

Wisconsin	1-11978	39-0448110
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 S. 16th Street, Manitowoc, Wisconsin	54221-0066
(Address of principal executive offices including zip code)	(Zip Code)

Registrant's telephone number, including area code:  920-684-4410

Item 5.  Other Events and Regulation FD Disclosure

     On July 23, 2002, The Manitowoc Company, Inc. announced its intention to commence private placement of senior subordinated notes pursuant to the press release attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.          Exhibit
     99.1          Press Release, dated July 23, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 23, 2002	THE MANITOWOC COMPANY, INC.

/s/ Carl J. Laurino
Carl J. Laurino
Treasurer and Interim Chief Financial Officer

THE MANITOWOC COMPANY, INC.
(THE "REGISTRANT")
(COMMISSION FILE NO. 1-11978)

EXHIBIT INDEX
TO
FORM 8-K CURRENT REPORT
DATED JULY 22, 2002

EXHIBIT NUMBER 99.1	DESCRIPTION Press Release dated July 23, 2002	INCORPORATED HEREIN BY REFERENCE TO	FILED HEREWITH X